Exhibit 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of October 18, 2026, is entered into by and among Freight Technologies, Inc., a company organized under the laws of the British Virgin Islands (the “Company”), and the undersigned holders of securities of the Company (each, a “Holder Entity”, and collectively, the “Holder”).

RECITALS

A.  As of the date hereof, each Holder Entity holds such aggregate number of Series C preferred shares, $0.0001 par value, of the Company as set forth on the signature page of such Holder Entity attached hereto (the “Preferred Shares”); and

B. The Company desires to exchange (the “Exchange”) the Preferred Shares into such aggregate number of ordinary shares, no par value of the Company (the “Ordinary Shares”) as set forth on the signature page of each such applicable Holder Entity attached hereto (such aggregate number of Ordinary Shares to be issued to a given Holder Entity, each, a “New Holder Share Amount”, and such Ordinary Shares to be issued in the Exchange to such Holder Entity, each, a “New Holder Share”, and collectively, the “New Holder Shares”) and one or more rights (each, a “Right”, and collectively, the “Rights”) to acquire, in the aggregate, such aggregate number (the “Rights Share Amount”) of additional Ordinary Shares as set forth on the signature page of such Holder Entity attached hereto (the “Rights Shares”, and together with the New Holder Shares, the “New Shares”, and together with the Rights, the “New Securities”) at a rate of Ordinary Shares (and/or Rights Shares, as applicable) per Preferred Share as set forth on the signature page of each such Holder Entity attached hereto, in each case, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Capitalized terms not defined herein shall have the meaning as set forth in the applicable securities purchase agreement of the Company and the applicable Holder Entity pursuant to which the Company issued such Preferred Shares to such Holder Entity (each, a “Securities Purchase Agreement”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Exchange. Subject to and upon the terms and conditions set forth in this Agreement, on the date hereof, the parties shall consummate the Exchange, the Company shall convey to each Holder Entity (a) the applicable New Holder Share Amount of New Holder Shares and (b) the applicable Right to receive the Rights Share Amount of Rights Shares.

1.1 Share Delivery. On or prior to the first (1st) Trading Day (as defined below) after the date hereof (the “Delivery Date”), the Company will convey and deliver (or cause to be conveyed and delivered) the applicable New Holder Share Amount of New Holder Shares to each Holder Entity by deposit/withdrawal at custodian in accordance with the DTC instructions previously delivered to the Company, which New Holder Shares shall be issued without restricted legend and shall be freely tradable by such Holder Entity. On the date hereof, the Company shall issue to each Holder Entity a Right to receive the applicable Rights Share Amount of Rights Shares on the books and records of the Company. The Exchange shall occur on the date hereof automatically upon the execution and delivery by the Company and each Holder Entity of this Agreement.

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1.2 Section 3(a)(9). Assuming the accuracy of the representations and warranties of each of the Company and the Holder set forth in Sections 2 and 3 of this Agreement, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 3(a)(9) of the Securities Act.

Section 2. Representations and Warranties of the Company. Except as disclosed in the SEC Reports (as defined in Section 2.9), the Company represents and warrants to the Holder that:

2.1 Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company, nor any of its subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) is in violation or default of any of the provisions of its respective memorandum and articles of association, certificate or certificates of incorporation, bylaws or other organizational or charter documents, except, in the case of any Subsidiary, as could not have or reasonably be expected to result in a Material Adverse Effect (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole (a “Material Adverse Effect”).

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Rights (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Exchange Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s board of directors or the Company’s shareholders in connection herewith or therewith. This Agreement and each other Exchange Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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2.3 Issuance of Securities. The issuance of the Rights by the Company is duly authorized and, upon conveyance in accordance with the terms hereof, the Rights shall be validly issued, fully paid and non-assessable and free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, rights, proxies, equity or other adverse claim thereto (collectively, “Liens”), other than Liens created by or imposed upon the Holder. Assuming the accuracy of the representations and warranties of the Holder set forth in Section 3 of this Agreement, the New Holder Shares shall not bear any restrictive legend and shall be freely tradeable by the Holder pursuant to and in accordance with Rule 144 (as defined below). Upon issuance in accordance herewith or pursuant to the Rights, as applicable, the Rights Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, other than Liens created by or imposed upon the Holder, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Assuming the accuracy of the representations and warranties of the Holder set forth in Section 3 of this Agreement, upon issuance and conveyance in accordance herewith, the conveyance by the Company of the Rights (and upon exercise of the Rights, the Rights Shares) is exempt from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act.

2.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Exchange Documents to which it is a party, the issuance of the Rights (and upon exercise of the Rights, the Rights Shares) and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s memorandum and articles of association, bylaws or other organizational or charter documents.

2.5 Acknowledgment Regarding the Exchange. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Holder or any of its representatives or agents in connection with this Agreement is merely incidental to the Exchange.

2.6 No Commission; No Other Consideration. The Company has not paid or given, and has not agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the Exchange. The Rights (and upon exercise of the Rights, the Rights Shares) are being conveyed exclusively for the exchange of the Preferred Shares and no other consideration has or will be paid for the New Securities.

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2.7 3(a)(9) Representation. The Company has not, nor has any Person (as defined below) acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Rights (and upon exercise of the Rights, the Rights Shares) pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Rights (and upon exercise of the Rights, the Rights Shares) to the Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Rights (and upon exercise of the Rights, the Rights Shares) to be integrated with other offerings to the effect that the delivery of the Rights (and upon exercise of the Rights, the Rights Shares) to the Holder would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

2.8 No Third-Party Advisors. Other than legal counsel, the Company has not engaged any third parties to assist in the solicitation with respect to the Exchange.

2.9 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

2.10 Filings, Consents and Approvals. Other than (i) as set forth in any filings required to be made with the Securities and Exchange Commission (the “SEC”) or any state securities commission, (ii) any notices, applications or filings required by the Principal Market (as defined below) or any other Eligible Market (as defined below) in connection with the issuance or listing of the New Shares, (iii) such consents, waivers, authorizations, notices or filings as have been obtained or made prior to the date hereof, and (iv) the consent of the Holder contemplated by Section 3.12 and the Series C Requisite Holder Consent (as defined in Section 3.12), each of which has been obtained on or prior to the date hereof, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Exchange Documents.

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2.11 DTC Eligibility. The Company, through the Company’s transfer agent (the “Transfer Agent”), currently participates in the Fast Automated Securities Transfer (FAST) Program (“FAST”) of the Depository Trust Company (“DTC”) and Ordinary Shares can be transferred electronically to third parties via the FAST.

2.12 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Exchange Documents.

2.13 No Integrated Offering. Assuming the accuracy of the Holder’s representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates (as defined below), nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Exchange to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Eligible Market (as defined below) on which any of the securities of the Company are listed or designated.

2.14 Acknowledgment Regarding Holder’s Exchange of the Preferred Shares. To the knowledge of the Company the Holder is acting solely in the capacity of an arm’s length party with respect to the Exchange Documents and the transactions contemplated thereby.

2.15 BVI Share Purchase; Cancellation. The parties acknowledge and agree that Article 1 of the Company’s amended and restated articles of association (the “Articles”) disapplies Sections 60 through 62 of the British Virgin Islands Business Companies Act (as revised) (the “Act”) and that, for purposes of BVI law, the Exchange constitutes the purchase by the Company of its own Preferred Shares under Regulation 3.1 of the Articles and Section 59 of the Act, with the consideration for that purchase being the issue of the Rights and, if applicable, any New Holder Shares. On completion of the Exchange, the Preferred Shares exchanged by the Holder (the “Exchanged Shares”) shall be cancelled and shall not be held in treasury, and the Company shall update its register of members to record the cancellation of the Exchanged Shares and the issue and registration of the New Holder Shares and make any other entries required by applicable law. The Exchange is not a redemption under Section 5.7 of the schedule to the Company’s amended and restated memorandum of association (the “Schedule”) and is not a conversion of the Preferred Shares.

Section 3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that:

3.1 Ownership of the Preferred Shares. Each Holder Entity is the legal and beneficial owner of the Preferred Shares to be exchanged by such Holder Entity. Each Holder Entity paid for the Preferred Shares to be exchanged by such Holder Entity and has continuously held such Preferred Shares since its purchase. Each Holder Entity owns the Preferred Shares to be exchanged by such Holder Entity outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

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3.2 Accredited Investor and Affiliate Status. The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. The Holder is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) or (c) a “beneficial owner” of more than ten percent (10%) of Ordinary Shares (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.3 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the Rights (and upon exercise of the Rights, the Rights Shares).

3.4 Information. The Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Exchange which have been requested by the Holder. The Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Holder, and the Holder has not relied on any statement of the Company not contained in such documents in connection with the Holder’s decision to enter into this Agreement and the Exchange.

3.5 Risk. The Holder understands that its investment in the New Securities involves a high degree of risk. The Holder is able to bear the risk of an investment in the New Securities including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

3.6 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the New Securities nor have such authorities passed upon or endorsed the merits of the New Securities.

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3.7 Organization; Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

3.8 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby (including, without limitation, the irrevocable surrender of the Preferred Shares) will not result in a violation of the organizational documents of the Holder.

3.9 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Preferred Shares and the New Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

3.11 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the Rights (and upon exercise of the Rights, the Rights Shares) are being exchanged hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act. Pursuant to Rule 144(d)(3)(ii) under the Securities Act, the Rights (and upon exercise of the Rights, the Rights Shares) will have a Rule 144 holding period that will be deemed to have commenced as of the date of the original issuance of the Preferred Shares to the Holder. Neither the Rights nor the Rights Shares shall be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with Rule 144 under the Securities Act (“Rule 144”), provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

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3.12 BVI Consent and Waiver. The Holder, solely in its capacity as the holder of the Exchanged Shares, consents, for purposes of Regulation 3.1 of the Articles and Section 59 of the Act, to the Company’s purchase of the Exchanged Shares as part of the Exchange. The Holder, solely in its capacity as the holder of the Exchanged Shares, waives any rights, notice periods, pre-emption rights, redemption rights under Section 5.7 of the Schedule, conversion rights under Section 5.5 of the Schedule, and anti-dilution rights and other terms that would otherwise apply to or be triggered by the Exchange or the issuance of the Rights or the issuance of the Rights Shares. Nothing in this Section 3.12 constitutes a consent, waiver, approval or amendment given by or on behalf of the holders of Series C Preferred Shares as a class or by or on behalf of any Series C Requisite Holder, and nothing in this Agreement waives, amends or otherwise affects any right, preference, privilege, adjustment or other term of the Schedule, the Company’s memorandum of association or the Articles in respect of any securities of the Company other than the Exchanged Shares, including any Series C Preferred Shares or other securities retained by the Holder or any of its affiliates. Any consent or waiver of the Series C Requisite Holders required in connection with the Exchange, the issuance of the Rights or the issuance of the Rights Shares shall be given, if at all, solely pursuant to a separate written consent of the Series C Requisite Holders delivered to the Company (the “Series C Requisite Holder Consent”), and only to the extent expressly set forth therein.

Section 4. Right to Issue Shares.

4.1 General. In the Exchange, the Company shall issue each Holder Entity a Right to receive the applicable Rights Share Amount of Rights Shares, which Right shall have such terms and conditions as set forth in this Section 4. The Company and the Holder hereby agree that no additional consideration is payable in connection with the issuance of the Rights or the exercise of the Rights.

4.2 Exercise of Right of Issuance of Shares. Subject to the terms hereof, the exercise of the Rights may be made, in whole or in part, at any time or times on or after the date hereof by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed PDF copy of the Notice of Issuance Form annexed hereto as Exhibit A (each, a “Notice of Issuance”, and the corresponding date thereof, the “Exercise Date”). Partial exercises of the Rights resulting in issuances of a portion of the total number of Rights Shares available thereunder shall have the effect of lowering the outstanding number of Rights Shares issuable thereunder in an amount equal to the applicable number of Rights Shares issued. The Holder and the Company shall maintain records showing the number of Rights Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Issuance within one (1) Trading Day after receipt of such notice. The Holder acknowledges and agrees that, by reason of the provisions of this paragraph, following each exercise of the Rights issued hereunder and the issuance of a portion of the Rights Shares pursuant thereto, the number of Rights Shares available for issuance pursuant to the Rights issued hereunder at any given time may be less than the amount stated in the recitals hereof.

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4.3 Delivery of Rights Shares. The Rights Shares issued hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit/Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Rights Shares to or resale of the Rights Shares by the Holder or (B) the Rights Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Issuance by the date that is two (2) Trading Days (as defined below) after the delivery to the Company of the Notice of Issuance (such date, the “Share Delivery Deadline”). The Rights Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares for all purposes, as of the date the Rights have been exercised; provided, that the Holder shall be deemed to have waived any voting rights of any such Rights Shares during the period commencing on such Exercise Date, through, and including, such applicable Share Delivery Deadline (each, an “Exercise Period”), as necessary, such that the aggregate voting rights of any Ordinary Shares (including such Rights Shares) beneficially owned by the Holder and/or any Attribution Parties, collectively, on any such date of determination shall not exceed the Beneficial Ownership Limitation (as defined below) as a result of any such exercise of Rights. “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Ordinary Shares, any day on which the Ordinary Shares is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares is then traded, provided that “Trading Day” shall not include any day on which the Ordinary Shares is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Ordinary Shares is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Ordinary Shares, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

4.4 Charges, Taxes and Expenses. Issuance of Rights Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Issuance.

4.5 Authorized Shares. The Company covenants that, during the period the Rights are outstanding, it will reserve from its authorized and unissued Ordinary Shares a sufficient number of shares to provide for the issuance of the Rights Shares upon the exercise of the Rights. The Company further covenants that its issuance of the Rights shall constitute full authority to its officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for the Rights Shares upon the due exercise of the Rights. The Company will take all such reasonable action as may be necessary to assure that such Rights Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Eligible Market upon which Ordinary Shares primarily trades as of the date hereof (the “Principal Market”). The Company covenants that all Rights Shares which may be issued upon the exercise of the Rights represented by this Agreement, the Rights, will, upon exercise of the Rights be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, Liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

4.6 Impairment. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its memorandum and articles of association or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Rights Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Rights Shares upon the exercise of the Rights and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Agreement.

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4.7 Authorizations. Before taking any action which would result in an adjustment in the number of Rights Shares for which the Rights provides for, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

4.8 Limitations on Exercise. The Company shall not effect the exercise of any Rights, and the Holder shall not have the right to exercise any portion of any Rights pursuant to the terms and conditions of this Agreement and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined below) collectively would beneficially own in excess of 9.99% (the “Beneficial Ownership Limitation”) of Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by the Holder and the other Attribution Parties shall include the number of Ordinary Shares held by the Holder and all other Attribution Parties plus the number of Ordinary Shares issuable upon exercise of the Rights issued hereunder with respect to which the determination of such sentence is being made, but shall exclude Ordinary Shares which would be issuable upon (A) exercise of the remaining, nonexercised portion of the Rights beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred shares or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4.8. For purposes of this Section 4.8 beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding Ordinary Shares the Holder may acquire upon the exercise of the Rights without exceeding the Beneficial Ownership Limitation, the Holder may rely on the number of outstanding Ordinary Shares as reflected in (x) the Company’s most recent Annual Report on Form 20-F, Report of Foreign Issuer on Form 6-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of Ordinary Shares outstanding (the “Reported Outstanding Share Number”). If the Company receives a Notice of Issuance from the Holder at a time when the actual number of outstanding Ordinary Shares is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of Ordinary Shares then outstanding and, to the extent that such Notice of Issuance would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 4.8, to exceed the Beneficial Ownership Limitation, the Holder must notify the Company of a reduced number of Ordinary Shares to be issued pursuant to such Notice of Issuance. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing or by electronic mail to the Holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Rights, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Ordinary Shares to the Holder upon exercise of the Rights results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of outstanding Ordinary Shares (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Rights that is not an Attribution Party of the Holder. For purposes of clarity, Ordinary Shares issuable pursuant to the terms of the Rights hereunder in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to exercise any Rights pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.8 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4.8 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to a successor holder of Rights. For the purpose of this Agreement: (x) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Ordinary Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation, (y) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder and (z) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the shares having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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4.9 Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of the Rights, pursuant to the terms hereof.

4.10 Share Dividends and Splits. If the Company, at any time while the Rights exist: (i) pays a share dividend or otherwise makes a distribution or distributions on shares of its Ordinary Shares or any other equity or equity equivalent securities payable in Ordinary Shares, (ii) subdivides outstanding Ordinary Shares into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding Ordinary Shares into a smaller number of shares, or (iv) issues by reclassification of shares of Ordinary Shares any shares of capital stock of the Company, then in each case the number of Rights Shares issuable upon exercise of the Rights shall be proportionately adjusted. Any adjustment made pursuant to this Section 4.10 shall become effective immediately upon the record date for the determination of shareholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to the Holder of the termination of such proposed declaration or distribution as to any unexercised portion of the Rights at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

4.11 Compensation for Buy-In on Failure to Timely Deliver Rights Shares. If the Company shall fail, for any reason or for no reason (other than a failure caused by the Holder), on or prior to the applicable Share Delivery Deadline, either (x) if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of Ordinary Shares to which the Holder is entitled and register such Ordinary Shares on the Company’s share register or, (y) if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Ordinary Shares to which the Holder is entitled upon the Holder’s exercise of a Right (a “Delivery Failure”), then, in addition to all other remedies available to such Holder, (X) the Company shall pay in cash to the Holder on each Trading Day after the Share Delivery Deadline that the issuance of such Ordinary Shares is not timely effected an amount equal to 1% of the product of (A) the sum of the number of Ordinary Shares not issued to the Holder on or prior to the Share Delivery Deadline and to which the Holder is entitled, multiplied by (B) the Closing Sale Price of Ordinary Shares on the applicable Exercise Date, and (Y) the Holder, upon written notice to the Company, may void its Notice of Issuance with respect to, and retain or have returned, as the case may be, all, or any portion, of such Rights that has not been exercised pursuant to such Notice of Issuance; provided that the voiding of a Notice of Issuance shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4.11 or otherwise. In addition to the foregoing, if a Delivery Failure occurs and if on or after such Share Delivery Deadline the Holder acquires (in an open market transaction, share loan or otherwise) Ordinary Shares corresponding to all or any portion of the number of Ordinary Shares issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within one (1) Trading Day after receipt of the Holder’s request and in the Holder’s discretion, either: (I) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, share loan costs and other out-of-pocket expenses, if any) for Ordinary Shares so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such Ordinary Shares) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Ordinary Shares to which the Holder is entitled upon the Holder’s exercise of Rights hereunder (as the case may be) (and to issue such Ordinary Shares) shall terminate, or (II) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Ordinary Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Ordinary Shares to which the Holder is entitled upon the Holder’s exercise of Rights hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of Ordinary Shares multiplied by (y) the lowest Closing Sale Price (as defined below) of Ordinary Shares on any Trading Day during the period commencing on the date of the applicable Notice of Issuance and ending on the date of such issuance and payment under this clause (II). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares (or to electronically deliver such Ordinary Shares) upon the exercise of the Rights as required pursuant to the terms hereof. “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, L.P., or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, L.P., the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions during such period.

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4.12 Subsequent Rights Offerings. Except with respect to any adjustments pursuant to Section 4.10 above, if at any time the Company grants, issues or sells any Ordinary Share Equivalents (as defined below) or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Ordinary Shares acquirable upon complete exercise of the Rights (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Ordinary Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Ordinary Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). “Ordinary Share Equivalents” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any share capital or other security of the Company (including, without limitation, Ordinary Shares) or any of its Subsidiaries.

4.13 Fundamental Transaction. If, at any time while the Rights remain outstanding, a Fundamental Transaction occurs, then, upon any subsequent exercise of the Rights, the Holder shall have the right to receive, for each Rights Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 4.8 on the exercise of the Right), the number of Ordinary Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of one Ordinary Share. Upon the occurrence of any such Fundamental Transaction, the Successor Entity (as defined below) shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Agreement and the other Exchange Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Agreement and the other Exchange Documents with the same effect as if such Successor Entity had been named as the Company herein. For the purpose of this Agreement, the following definitions shall apply:

1) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Ordinary Shares be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding Ordinary Shares, (y) 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of Ordinary Shares such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding Ordinary Shares, or (iv) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding Ordinary Shares, (y) at least 50% of the outstanding Ordinary Shares calculated as if any Ordinary Shares held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such share purchase agreement or other business combination were not outstanding; or (z) such number of Ordinary Shares such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding Ordinary Shares, or (v) reorganize, recapitalize or reclassify its Ordinary Shares, (B) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Ordinary Shares, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares not held by all such Subject Entities as of the date of issuance of such Rights calculated as if any Ordinary Shares held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their Ordinary Shares without approval of the shareholders of the Company or (C) directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

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2) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common shares or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

3) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

4) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

4.14 Notice to Allow Exercise of Right. If at any time while the Rights remain outstanding, (A) the Company shall declare a dividend (or any other distribution in whatever form) on Ordinary Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of Ordinary Shares, (C) the Company shall authorize the granting to all holders of Ordinary Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of Ordinary Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby Ordinary Shares is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Ordinary Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Ordinary Shares of record shall be entitled to exchange their shares of Ordinary Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Report of Foreign Issuer on Form 6-K. The Holder shall remain entitled to exercise the Rights during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

4.15 No Rights as Shareholder Until Exercise. Each Right does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof.

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4.16 Transferability. Subject to compliance with any applicable securities laws, the Rights and all rights hereunder are transferable, in whole or in part, upon written assignment substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. Upon such assignment and, if required, such payment, the Company shall enter into a new agreement with the assignee or assignees, as applicable, and this Agreement shall promptly be cancelled. Any Right, if properly assigned in accordance herewith, may be exercised by a new Holder for the issue of Rights Shares without having a new agreement executed.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. Notwithstanding the foregoing, matters relating to the Company’s corporate capacity, the purchase, cancellation, treasury status, issue, registration or validity of Shares, and the Company’s compliance with the Act, the Company’s memorandum of association and the Articles shall be governed by the laws of the British Virgin Islands. The Company and the Holder each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the state and federal courts sitting in the City of Wilmington, New Castle County, Delaware. The Company and the Holder each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the state and federal courts sitting in the City of Wilmington, New Castle County, Delaware by generally recognized overnight courier or certified or registered mail, return receipt requested (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 6. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 7. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 8. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 9. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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Section 10. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. Except for this Section 10 and Section 4.8 hereof, which may not be, amended, modified or waived, no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with the terms and conditions of the applicable Securities Purchase Agreement.

Section 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Rights or the New Shares. Subject to its compliance with applicable federal and state securities laws, the Holder may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 13. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 14. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement for a period of twelve (12) months following the date hereof.

Section 15. Disclosure of Transaction. The Company shall, as soon as practicable, file a Report of Foreign Issuer on Form 6-K describing the terms of the transactions contemplated hereby in the form required by the Exchange Act and attaching the Exchange Documents, to the extent they are required to be filed under the Exchange Act, that have not previously been filed with the SEC by the Company (including, without limitation, the Rights and this Agreement) as exhibits to such filing (including all attachments, the “6-K Filing”). From and after the filing of the 6-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the 6-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 6-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

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Section 16. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to the Holder) in an aggregate non-accountable amount of $15,000 (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any transfer agent fees and DTC fees relating to or arising out of the transactions contemplated hereby. In addition to, but not in limitation of, any other rights of the Holder hereunder, if (a) this Agreement or any of the New Securities are placed in the hands of an attorney for collection of any indemnification or other obligation hereunder or thereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Agreement or any of the New Securities or to enforce the provisions of this Agreement or any of the New Securities or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Agreement or any of the New Securities, then, to the extent the Holder prevails in such collection, enforcement, action or proceeding, the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

Section 17. Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the New Shares upon each national securities exchange and automated quotation system, if any, upon which Ordinary Shares is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all New Shares from time to time issuable under the terms of the Exchange Documents on such national securities exchange or automated quotation system. The Company shall maintain Ordinary Shares’ listing or authorization for quotation (as the case may be) on any one (or more) of The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of Ordinary Shares so that they are not listed or admitted for trading on any Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 17.

Section 18. Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Rights (and upon exercise thereof, the Rights Shares) may be tacked onto both the holding period of the Preferred Shares pursuant to Rule 144(d)(3)(ii), and the Company agrees not to take a position contrary to this Section 18. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 3 of this Agreement, the Rights (and upon exercise thereof, the Rights Shares) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with Rule 144, provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

Section 19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

FREIGHT TECHNOLOGIES, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

Class of Preferred Shares to be Exchanged:	HOLDER ENTITY:

By:
Name:
Aggregate Number of Preferred Shares to be Exchanged:	Title:

Aggregate Number of New Holder Shares to be issued:

Exchange Rate of Ordinary Shares (and/or Rights Share) per Preferred Share to be Exchanged:

10

Rights Share Amount:

Aggregate Number of Preferred Shares to be exchanged: 3,190,000

DWAC INSTRUCTIONS:

*Authorized Signatory

EXHIBIT A

NOTICE OF ISSUANCE

The undersigned holder hereby exercises the rights (the “Rights”) to receive _________________ of Ordinary Shares (the “Rights Shares”) of Freight Technologies, Inc., a company organized under the laws of the British Virgin Islands (the “Company”), established pursuant to that certain Exchange Agreement, dated October 6, 2026, by and between the Company and the investors signatory thereto (the “Exchange Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Exchange Agreement.

The Company shall deliver to Holder, or its designee or agent as specified below, __________ Rights Shares in accordance with the terms of the Rights. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, ___

Name of Registered Holder

By:
Name:
Title:

Tax ID:____________________________

Facsimile:__________________________

E-mail Address:_____________________